UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 22, 2007

                        CALYPSO FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-31199                  87-0638338
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

           19 East 200 South, Suite #1080, Salt Lake City, Utah 84111
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 322-3401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K

Section 4 - Matters Related to Accountants and Financial Statements
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Item 4.01  Changes in Registrant's Certifying Accountant

     We have terminated Chisholm Bierwolf & Nilson, LLC, Certified Public Accountants, as our independent certifying accountants, effective January 22, 2007. The termination of our relationship with Chisholm Bierwolf & Nilson was unanimously accepted by our board of directors on January 22, 2007.

     Chisholm Bierwolf & Nilson's audit report to our financial statements for the year ended December 31, 2005, includes a modification expressing substantial doubt as to our company's ability to continue as a going concern because we had not established an ongoing source of revenues sufficient to cover our operating costs. Our ability to continue as a going concern is dependent on obtaining adequate capital to fund future operating losses until we become profitable. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle.

     In connection with its audit for the 2005 fiscal year and the interim periods until the date of termination, there have been no disagreements with Chisholm Bierwolf & Nilson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Chisholm Bierwolf & Nilson would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

     During our two most recent fiscal years and through January 22, 2007 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided Chisholm Bierwolf & Nilson with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Chisholm Bierwolf & Nilson agrees with the above statements. A copy of the letter provided to us by Chisholm Bierwolf & Nilson in response to this request is filed as Exhibit 16.1 to this Form 8-K.

     Also on January 22, 2007, our board of directors unanimously approved a resolution to engage Moore & Associates, Chartered, Certified Public Accountants, to become our new independent certifying accountants. During the two most recent fiscal years and through January 22, 2007, we have not consulted with Moore & Associates regarding:

          (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

          (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01     Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.       Description
-----------       -----------

   16.1           Letter regarding change in certifying accountant

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CALYPSO FINANCIAL SERVICES, INC.



Date:   January 26, 2007                   By         /S/ EDWARD F. COWLE
                                               ---------------------------------
                                                 Edward F. Cowle
                                                 President

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